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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported) April 15, 2002


                         FIRST SOUTHERN BANCSHARES, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                         0-25478               63-1133624
         --------                        ---------              ----------
(State or other Jurisdiction of         (Commission            (IRS Employer
incorporation or organization)          File Number)         Identification No.)


                 102 South Court Street, Florence, Alabama 35630
                 -----------------------------------------------
                    (Address of principal executive offices)


                                 (256) 764-7131
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)







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ITEMS 1, 2, 3, 4, 6, 8 AND 9.    NOT APPLICABLE.

ITEM 5.  OTHER EVENTS.
         ------------

         On April 15, 2002, First Southern Bancshares, Inc. (the "Company"), the holding company for First Southern Bank (the "Bank"), issued a press release announcing that the Company expects that its common stock will be de-listed from quotation on The Nasdaq National Market(R) in the near future because its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001, which the Company expects to file with the Securities and Exchange Commission by the close of business on April 16, 2002, is expected to include a disclaimer opinion by the Company's independent auditors on the Company's 2001 financial statements. A copy of the Company's press release dated April 15, 2002 is attached as Exhibit 99 and incorporated herein by reference.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.
-------           ---------------------------------

         (a)      Financial Statements of Businesses Acquired:  Not applicable

         (b)      Pro Forma Financial Information:  Not applicable

         (c)      Exhibits

                  Number          Description
                  ------          -----------

                  99              Press Release Dated April 15, 2002








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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FIRST SOUTHERN BANCSHARES, INC.


Dated:  April 15, 2002                By: /s/ B. Jack Johnson
                                          -----------------------------
                                          B. Jack Johnson
                                          President and Chief Executive Officer








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